THE ADVISORS' INNER CIRCLE FUND II

                           FROST SMALL CAP EQUITY FUND

                         SUPPLEMENT DATED JUNE 10, 2010
                                     TO THE
          INSTITUTIONAL CLASS SHARES PROSPECTUS DATED FEBRUARY 1, 2010,
                CLASS A SHARES PROSPECTUS DATED FEBRUARY 1, 2010,
         AND STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 1, 2010

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES (THE "PROSPECTUSES") AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") LISTED ABOVE AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES AND SAI.

At a meeting held on May 18-19, 2010, the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund II (the "Trust") approved new sub-advisory agreements for the Frost Small Cap Equity Fund (the "Fund") between Frost Investment Advisors, LLC ("Frost" or the "Adviser") and Cambiar Investors LLC ("Cambiar") and Artio Global Management, LLC ("Artio Global"), respectively (the "New Sub-Advisory Agreements"). The New Sub-Advisory Agreements are subject to shareholder approval. If they are approved by shareholders, Cambiar and Artio Global will each serve as investment sub-adviser for the Fund and manage a discrete portion of the Fund's portfolio on a day-to-day basis. Cambiar and Artio Global will replace the Fund's current sub-adviser, Hoover Investment Management, LLC ("Hoover").

A Special Meeting of Fund shareholders (the "Special Meeting") has been scheduled for Tuesday, June 29, 2010 for the purpose of asking shareholders to approve the New Sub-Advisory Agreements (each a "Proposal" and together, the "Proposals"). If approved by shareholders, the Proposals will take effect as soon as practicable after the Special Meeting, or at such other time as determined by the officers of the Trust. Neither Cambiar nor Artio Global will be engaged as sub-adviser of the Fund unless both of the New Sub-Advisory Agreements are approved by shareholders. If Cambiar and Artio Global are not each approved as sub-advisers, Hoover will continue to serve as the sub-adviser for the Fund and Frost and the Board will consider future alternatives for the Fund.

Shareholders of record as of Thursday, May 20, 2010 (the "Record Date") are entitled to vote on the Proposals at the Special Meeting. If you did not own shares of the Fund as of the Record Date you will not be entitled to vote at the Special Meeting and, consequently, you will not receive proxy materials describing the Proposals. Therefore, prior to making a decision to invest in the Fund, you should review the following information describing (1) the Fund's revised principal investment strategy, which assumes the day-to-day management of the Fund's portfolio by Cambiar and Artio Global (the "Revised Principal Investment Strategy"); (2) the additional principal risks associated with the Revised Principal Investment Strategy; and (3) the proposed arrangement for Cambiar and Artio Global to manage the Fund on a day-to-day basis. The investment objective of the Fund and the Fund's fees and expenses are not affected by, and will not change as a result of, the Proposals.

1.       THE REVISED PRINCIPAL INVESTMENT STRATEGY OF THE FUND

If shareholders approve the Proposals, the principal investment strategy of the Fund will be revised as follows:

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Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small-capitalization companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders.

The Fund uses a multi-manager approach, relying upon two sub-advisers, Cambiar Investors, LLC (Cambiar) and Artio Global Management LLC (Artio Global), with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of the Fund's adviser, Frost Investment Advisors, LLC. The Fund intends to invest in companies that Cambiar and Artio Global believe are undervalued, profitable, and capable of generating significant cash flow. In managing the Fund, Cambiar will select and manage its portion of the Fund's portfolio with a bias toward value-oriented small-cap stocks while Artio Global will select and manage its portion of the Fund's portfolio with a bias toward growth-oriented small-cap stocks. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell side analysts, and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.

In selecting investments for the Fund, Cambiar utilizes a bottom-up, research-focused investment philosophy that seeks to identify quality companies that are currently undervalued to their historical trading range, yet demonstrate catalysts not yet recognized by the market that could result in significant appreciation over a 1-2 year time horizon. While Cambiar may use various metrics in selecting securities for the Fund, a company must possess the following characteristics: attractive valuation, an identifiable performance catalyst(s) and material upside potential. In selecting investments for the Fund, Cambiar considers small-capitalization companies to be those companies with total market capitalizations between $100 million and $3 billion at the time of initial purchase. In implementing its sell discipline, Cambiar sells stocks once a stock reaches its price target, when there is a decline in fundamentals, or the anticipated catalyst at purchase fails to materialize. Stocks may also be sold in favor of a more attractive investment opportunity. Cambiar will also trim a holding if it becomes an outsized position within the Fund's portfolio.

In selecting investments for the Fund, Artio Global will focus on companies that generally possess the following attributes:

o        companies with economic earnings or free cash flow generation;
o companies with the capability to self fund and to avoid raising additional capital;
o companies that provide products or services that change the behavior of the consumer or capital spender;
o companies that provide products or services that have an opportunity to gain market share or carve out a niche in the market; and
o companies with high gross margins and/or operating leverage with the potential for providing operating margin improvement.

In selecting investments for the Fund, Artio Global considers small-capitalization companies to be those companies with total market capitalizations at the time of purchase that fall (i) within the market capitalization range of companies within the Russell 2000(R) Index or (ii) below the three year average maximum market capitalization of companies in the Russell 2000(R) Index as of December 31 for the three preceding years. As of March 31, 2010, the capitalization range of the Russell 2000(R) Index was $14.13 million to $5.52 billion while the three-year average maximum market capitalization of companies within the Russell 2000(R) Index was $4.78 billion.

Artio Global may sell securities included in the Fund's portfolio if a stock reaches its target price; relative investment opportunities exist; a company's fundamentals deteriorate; and/or if there is a distortion of a company's weighted average market capitalization.




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


The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

2. ADDITIONAL PRINCIPAL RISKS ASSOCIATED WITH THE REVISED PRINCIPAL INVESTMENT STRATEGY

If shareholders approve the Proposals, the Fund may be subject to the following additional principal risks: "Active Trading Risk" and "Liquidity Risk." A description of each risk is provided below.

ACTIVE TRADING RISK - The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. Active trading may cause the Fund to incur increased costs, which can lower the actual return of the Fund. Active trading may also increase short-term gains and losses, which affect taxes that must be paid.

LIQUIDITY RISK - Particular investments may be difficult to purchase or sell. The Fund may make investments that become less liquid in response to market developments or adverse investor perceptions, which may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

3.       PROPOSED SUB-ADVISORY ARRANGEMENT FOR THE FUND

If shareholders approve the Proposals, Cambiar and Artio Global will serve as sub-advisers for the Fund and manage the Fund's assets on a day-to-day basis subject to the Board's and the Adviser's oversight.

Cambiar Investors LLC, or Cambiar, a Delaware limited liability company located at 2401 East Second Avenue, Suite 500, Denver, Colorado 80206, is an investment adviser registered with the Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940. Cambiar has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1973. As of March 31, 2010, Cambiar managed approximately $5.6 billion in firmwide assets across four equity strategies including large-cap, small-cap, international equity and global multi-value equity strategies.

Artio Global Management LLC, or Artio Global, a Delaware limited liability company located at 330 Madison Avenue, New York, New York 10017, is an investment adviser registered with the SEC under the Investment Advisers Act of 1940. As of April 30, 2010, Artio Global had total assets under management of approximately $56.3 billion.

Artio Global, through an intermediary holding company, is majority-owned by Artio Global Investors Inc. ("Artio Global Investors"), a Delaware corporation. Artio Global Investors' Class A shares have been listed on the New York Stock Exchange since September 24, 2009.

Currently, 52.4% of the shares in Artio Global Investors have been issued to the public while 27.9% are owned by GAM Holding Ltd. (the firm's former sole stockholder). In addition, Richard Pell (Chairman, CEO, and CIO) and Riad Younes (Head of International Equities) each has ownership interests of 9.85%. GAM Holding Ltd., an asset manager listed on the Swiss Stock Exchange, is expected to periodically evaluate its ongoing level of ownership of Artio Global Investors.

PORTFOLIO MANAGERS. If shareholders approve the Proposals, the following individuals will be responsible for the day-to-day management of the Fund.





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


The portfolio manager for the portion of the Fund managed by Artio Global is Mr. Samuel A. Dedio, who is primarily responsible for the day-to-day management of the Fund. Mr. Dedio joined Artio Global in 2006 as a Senior Portfolio Manager focusing on U.S. micro-, small- and mid-cap equities. Prior to joining Artio Global, he spent seven years at Deutsche Asset Management, most recently as Managing Director, Co-Lead Portfolio Manager and Co-Head of U.S. Micro, Small and Mid Cap Investment Management. His previous positions also include Senior Industry Analyst at Ernst & Young LLP and Equity Analyst with both Evergreen Asset Management and Standard & Poor's Corp.

A team of investment professionals is jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Cambiar. Members of the investment team are as follows:

Brian M. Barish, CFA, President, Director of Research, joined Cambiar in 1997 and has over 21 years of investment experience.

Ania A. Aldrich, CFA, Senior Investment Analyst, joined Cambiar in 1999 and has over 21 years of investment experience.

Andrew P. Baumbusch, Senior Investment Analyst, joined Cambiar in 2004 and has over 12 years of investment experience.

Timothy A. Beranek, Senior Investment Analyst, joined Cambiar in 1999 and has over 18 years of investment experience.

Maria L. Mendelsberg, CFA, Senior Investment Analyst, joined Cambiar in 1997 and has over 17 years of investment experience.

Jeffrey H. Susman, Senior Investment Analyst, joined Cambiar in 2005 and has over 10 years of investment experience.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


                                                                FIA-SK-013-0100

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